38986‑P2 05/26

PUTNAM INVESTMENT FUNDS
SUPPLEMENT DATED MAY 28, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED SEPTEMBER 1, 2025
OF PUTNAM SUSTAINABLE FUTURE FUND (THE “FUND”)

The following replaces the sentence in the sections titled “Goal” and “Fund summary-Goal” in the Fund’s Summary Prospectus and Prospectus, respectively.
The fund seeks long-term capital appreciation.
Please retain this supplement for future reference.